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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 May 30, 2003

BELLSOUTH CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-8607 (Commission File Number)	58-1533433 (IRS Employer Identification No.)
Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia (Address of principal executive offices)	30309-3610 (Zip Code)

Registrant's telephone number, including area code
 (404) 249-2000

Item 5. Other Events and Regulation FD Disclosure

        As previously disclosed in BellSouth's Annual Report on Form 10-K for the year ended December 31, 2002, filed February 28, 2003 (the "Form 10-K"), BellSouth adopted the fair value recognition provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," for stock-based employee compensation. We elected to adopt the fair value recognition method using the retroactive restatement alternative provided by SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure."

        The Registrant is filing this Current Report on Form 8-K to restate all prior periods covered by the Form 10-K, reflecting the compensation cost that would have been recorded had the fair value expense recognition provisions of SFAS No. 123 been applied.

Item 7. Financial Statements and Exhibits

  (c)    Exhibits

  Exhibit No.

  99-a
  Restatement of Management's Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements from Annual Report on Form 10-K for the year ended December 31, 2002, originally filed February 28, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELLSOUTH CORPORATION
By:	/s/ W. PATRICK SHANNON W. Patrick Shannon Vice President—Finance May 28, 2003

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference of our report dated February 10, 2003, except Note I, as to which the date is May 5, 2003, relating to the consolidated financial statements of BellSouth Corporation, which appears in the Current Report on Form 8-K dated May 30, 2003, in the following Registration Statements:

  •
  Form S-3 (File No. 333-21233),
  •
  Form S-3 (File No. 333-67084),
  •
  Form S-8 (File No. 33-38264),
  •
  Form S-8 (File No. 333-31600),
  •
  Form S-8 (File No. 333-49169),
  •
  Form S-8 (File No. 333-52416),
  •
  Form S-8 (File No. 333-75660).

/s/ PricewaterhouseCoopers LLP
Atlanta, Georgia
May 30, 2003

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference of our report dated February 7, 2003 with respect to the consolidated financial statements of Cingular Wireless LLC (not included separately herein) in this Current Report (Form 8-K) dated May 30, 2003, in the registration statements listed below of BellSouth Corporation:

  •
  Form S-3 (File No. 333-21233),
  •
  Form S-3 (File No. 333-67084),
  •
  Form S-8 (File No. 33-38264),
  •
  Form S-8 (File No. 333-31600),
  •
  Form S-8 (File No. 333-49169),
  •
  Form S-8 (File No. 333-52416),
  •
  Form S-8 (File No. 333-75660).

/s/ Ernst & Young LLP
Atlanta, Georgia
May 27, 2003

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SIGNATURE